                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
                DIVIDEND REINVESTMENT PLAN      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

/s/ Richard F. Powers, III

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

-------------------------------
AMEX Ticker Symbol - VOV
-------------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
Six-month total return                                13.27%      4.57%
---------------------------------------------------------------------------
One-year total return                                 14.97%      8.17%
---------------------------------------------------------------------------
Five-year average annual total return                  8.89%      5.24%
---------------------------------------------------------------------------
Life-of-Fund average annual total return               3.98%      4.17%
---------------------------------------------------------------------------
Commencement date                                               4/30/93
---------------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                          5.23%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common stock price(4)                                     8.78%
---------------------------------------------------------------------------
Preferred share rate(5)                                           3.73%
---------------------------------------------------------------------------
Net asset value                                                  $14.15
---------------------------------------------------------------------------
Closing common stock price                                       $13.30
---------------------------------------------------------------------------
Six-month high common stock price (02/08/01)                     $13.88
---------------------------------------------------------------------------
Six-month low common stock price (12/01/00)                      $11.75
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  67.1%   [PIE CHART]
- AA/Aa..............  10.8%
- A/A................   5.4%
- BBB/Baa............  14.1%
- Non-Rated..........   2.6%
As of October 31, 2000
- AAA/Aaa............  58.5%   [PIE CHART]
- AA/Aa..............  10.9%
- A/A................  14.1%
- BBB/Baa............  14.1%
- Non-Rated..........   2.4%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.064
12/00                                                                            0.058
1/01                                                                             0.058
2/01                                                                             0.058
3/01                                                                             0.058
4/01                                                                             0.058

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Health Care                                                                22.50                              26.90
Public Building                                                            16.20                              16.20
Public Education                                                           13.60                              13.70
General Purpose                                                            12.80                               9.40
Airport                                                                     9.70                               4.20

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through April 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.8400                            15.0000
                                                                          15.1000                            14.6250
                                                                          15.6200                            15.0000
12/93                                                                     15.7300                            14.0000
                                                                          13.4900                            13.2500
                                                                          13.3100                            12.6250
                                                                          12.9900                            11.1250
12/94                                                                     12.4000                            11.2500
                                                                          13.6000                            12.2500
                                                                          13.7800                            11.7500
                                                                          14.0200                            11.5000
12/95                                                                     14.7700                            11.8750
                                                                          14.1000                            11.7500
                                                                          13.9500                            11.5000
                                                                          14.3000                            11.3750
12/96                                                                     14.5900                            11.6250
                                                                          14.2500                            11.5000
                                                                          14.7000                            12.3750
                                                                          15.1000                            12.7500
12/97                                                                     15.4400                            13.6250
                                                                          15.4200                            13.8750
                                                                          15.4600                            13.8750
                                                                          15.8600                            13.9375
12/98                                                                     15.6200                            14.3750
                                                                          15.4700                            14.1250
                                                                          14.7900                            13.6875
                                                                          14.3300                            13.0000
12/99                                                                     13.8300                            12.1250
                                                                          13.9800                            12.0625
                                                                          13.9800                            12.5000
                                                                          14.2200                            12.8125
12/00                                                                     14.3400                            12.7500
                                                                          14.5200                            12.9100
4/01                                                                      14.1500                            13.3000

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN OHIO VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped to create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    The Ohio municipal market has had to weigh a number of lingering issues, such as the impact of electric deregulation, the financial challenges facing the health care industry, and the struggle to provide fair and adequate financing to the state's 611 school districts. Still, the state has an excellent history of strong financial operations, conservative revenue projections, and controlled spending, which has produced eight straight years of operating surpluses. While this trend may end this fiscal year, no major deficit or long-term fiscal imbalances are expected.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.058 per share translates to a distribution rate of 5.23 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 8.78 percent on a taxable investment (for an investor in the 40.4 percent combined federal and state income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 13.27 percent based on market price. This reflects an increase in market price from $12.0625 per share on October 31, 2000, to $13.30 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Ohio Municipal Bond Index produced a total return of 4.40 percent for the same period. The Lehman Brothers Ohio Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   WHAT STRATEGIES DID YOU FOLLOW
    IN MANAGING THE TRUST?

A   In terms of portfolio activity, the
last six months have been relatively calm. Much of the strategic work we completed during the quarters prior to this reporting period had put us in the position of simply maintaining the trust's emphasis on investments with good relative value, while fine-tuning the portfolio's maturity structure and sector composition.

    We did not commit to many new investments during the period, primarily because of the declining interest rate environment and because we did not see a good selection of attractive bond issues available in the marketplace. In managing this portfolio, we are permitted by prospectus to invest up to 20 percent of the trust's assets in nonrated securities, but it has been difficult to find nonrated bonds that meet our criteria for investment. In general, the overall credit quality of the portfolio increased over the course of the reporting period.

    We did make some very selective purchases of issues that provided attractive income and relative value. When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    Other changes included selling our positions in securities that had fallen short of our performance expectations or no longer met our criteria for sound investment; others had already reached what we believed to be their fair market value. It was our goal to maintain a good balance of risk and reward.

Q   HOW DID THESE STRATEGIES
    AFFECT THE COMPOSITION OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation of securities rated A or better was 83.3 percent of total long-term investments. This includes the trust's increased allocation in AAA rated securities (the highest rating category), which climbed to 67.1 percent as of April 30, 2001, up from 58.5 percent at the start of the period. The trust's allocation to BBB rated bonds remained at 14.1 percent from the start of the period. Nonrated securities accounted for just 2.6 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. Health-care bonds made up the largest portion of the trust, with
22.5 percent of long-term investments as of April 30, 2001, a decrease of 4.4 percent over the period. Public building bonds remained the trust's second largest holding, representing 16.2 percent.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    We believe the long-term outlook for Ohio's state economy remains stable, despite the current weakness at both the state and national levels. Ohio's long history of prudent financial management and its substantial economic base, which continues to grow more diversified, should prove critical in the state's ability to withstand a continued economic slowdown. Ohio's balance sheet has been strong, debt levels appear manageable, and the employment situation appears strong.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    A persistent low-yield rate environment could attract investors to higher-yielding investments, paving the way for stronger performance in these sectors. With a portion of its assets still in higher-yielding municipal securities, the trust could benefit from such conditions. In the meantime, mere stability in yield spreads may allow this component of the portfolio to outperform similar securities of higher credit quality.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           MUNICIPAL BONDS  98.3%
           OHIO  89.2%
$ 1,000    Akron Bath Copley, OH Jt Twp Hosp Dist Rev
           Summa Hosp Ser A............................      5.375%   11/15/18   $   857,080
  1,000    Akron, OH Ctfs Partn Akron Muni Baseball
           Stadium Proj (a)............................    0/6.900    12/01/16     1,042,060
  1,225    Avon Lake, OH Ref & Impt (AMBAC Insd).......      5.500    12/01/13     1,294,629
    620    Batavia, OH Loc Sch Dist Rfdg (MBIA Insd)...      5.625    12/01/22       646,920
    845    Beavercreek, OH Cap Apprec (MBIA Insd)......     *         02/01/21       286,852
  1,000    Cleveland Cuyahoga Cnty, OH Port Auth Rev
           Dev Port Cleveland Bond Fd Ser A............      6.250    05/15/16       994,670
  2,250    Cleveland, OH Arpt Sys Rev Ser A (FSA
           Insd).......................................      5.000    01/01/31     2,112,097
  1,500    Cleveland, OH Arpt Sys Rev Ser A (FGIC
           Insd).......................................      5.700    01/01/06     1,575,795
  1,250    Cleveland, OH Pub Pwr Sys Rev First Mtg Ser
           A (Prerefunded @ 11/15/04) (MBIA Insd)......      7.000    11/15/24     1,407,463
  1,000    Crawford Cnty, OH Rfdg (AMBAC Insd).........      4.750    12/01/19       918,030
  1,000    Cuyahoga Cnty, OH Multi-Family Rev
           Dalebridge Apts (GNMA Collateralized).......      6.500    10/20/20     1,043,320
    400    Cuyahoga Cnty, OH Multi-Family Rev Hsg Wtr
           Str Assoc (GNMA Collateralized).............      6.150    12/20/26       414,800
  1,225    Fairfield, OH City Sch Dist (FGIC Insd).....      7.200    12/01/12     1,424,504
  1,000    Franklin Cnty, OH Rev Mtg Seton Square North
           Proj (FHA Gtd)..............................      6.150    10/01/18     1,021,600
    250    Gateway Econ Dev Corp Gtr Cleveland OH
           Excise Tax Rev Sr Lien Ser A (FSA Insd).....      6.875    09/01/05       257,035
  1,000    Greene Cnty, OH Swr Sys Rev Govtl Enterprise
           (AMBAC Insd)................................      5.625    12/01/25     1,022,360

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           OHIO (CONTINUED)
$ 1,000    Guernsey Cnty, OH Pub Impt (AMBAC Insd).....      6.200%   12/01/11   $ 1,059,610
  1,000    Hamilton Cnty, OH Sales Tax Football Proj
           Ser A (MBIA Insd)...........................      4.750    12/01/27       886,150
  2,025    Hamilton Cnty, OH Sales Tax Sub Ser B Cap
           Apprec (AMBAC Insd).........................     *         12/01/23       571,536
  1,000    Hilliard, OH Sch Dist Ser A (FGIC Insd).....      5.000    12/01/20       961,900
  1,000    Lakota, OH Loc Sch Dist (AMBAC Insd)........      7.000    12/01/09     1,179,100
  1,000    Liberty, OH Cmnty Recreation Cent...........      5.625    12/01/22     1,035,150
    900    Logan Cnty, OH..............................      6.250    12/01/14       978,660
  1,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare
           Partners Ser B Rfdg (MBIA Insd).............      5.625    09/01/15     1,036,930
  1,000    Lorain Cnty, OH Hosp Rev EMH Regl Med Cent
           Rfdg (AMBAC Insd)...........................      7.750    11/01/13     1,161,980
    385    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp
           Rfdg........................................      6.375    05/15/11       389,439
  1,000    Miami Cnty, OH Hosp Fac Rev Rfdg & Impt
           Upper Vly Med Cent Ser C....................      6.250    05/15/13       951,840
  1,000    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
           Cent Proj Ser A (MBIA Insd).................      6.500    05/01/21     1,021,280
  1,000    Montgomery Cnty, OH Hosp Rev Grandview Hosp
           & Med Cent Rfdg (Prerefunded @ 12/01/09)....      5.600    12/01/11     1,081,650
  2,000    Montgomery Cnty, OH Rev Catholic Hlth
           Initiatives.................................      6.000    12/01/26     2,060,120
  1,000    Ohio Hsg Fin Agy Single Family Mtg Rev
           (Prerefunded @ 01/15/14)....................     *         01/15/15       471,840
  1,500    Ohio St Bldg Auth St Fac Adult Correctional
           Bldg Fund Ser A (MBIA Insd).................      6.000    10/01/08     1,606,905
  1,000    Ohio St Bldg Auth St Fac Adult Correctional
           Bldg Fund Ser A (MBIA Insd).................      5.900    10/01/12     1,046,860
    320    Ohio St Econ Dev Rev ABS Ind Inc Proj.......      6.000    06/01/04       331,677
    500    University Toledo, OH Genl Recpt (FGIC
           Insd).......................................      4.750    06/01/20       455,890
                                                                                 -----------
                                                                                  34,607,732
                                                                                 -----------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                             MARKET
(000)      DESCRIPTION                                    COUPON      MATURITY      VALUE
           PUERTO RICO  6.3%
$   700    Puerto Rico Comwlth Hwy & Transn Auth Hwy
           Rev Ser V Rfdg..............................      6.375%   07/01/08   $   731,584
  1,500    Puerto Rico Comwlth Hwy & Transn Auth Hwy
           Rev Ser Y Rfdg (FSA Insd)...................      6.250    07/01/21     1,712,535
                                                                                 -----------
                                                                                   2,444,119
                                                                                 -----------
           U. S. VIRGIN ISLANDS  2.8%
  1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpts
           Taxes Nt Ser A..............................      6.375    10/01/19     1,063,340
                                                                                 -----------
TOTAL INVESTMENTS  98.3%
  (Cost $36,174,809)..........................................................    38,115,191
OTHER ASSETS IN EXCESS OF LIABILITIES  1.7%...................................       676,481
                                                                                 -----------
NET ASSETS  100.0%............................................................   $38,791,672
                                                                                 ===========

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined rate.

AMBAC--AMBAC Indemnity Corp.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $36,174,809)........................  $38,115,191
Cash........................................................      170,501
Receivables:
  Interest..................................................      668,523
  Investments Sold..........................................       45,000
Other.......................................................          660
                                                              -----------
  Total Assets..............................................   38,999,875
                                                              -----------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       20,855
  Administrative Fee........................................        6,417
  Affiliates................................................        4,115
  Income Distributions--Preferred Shares....................        1,532
Trustees' Deferred Compensation and Retirement Plans........      118,260
Accrued Expenses............................................       57,024
                                                              -----------
    Total Liabilities.......................................      208,203
                                                              -----------
NET ASSETS..................................................  $38,791,672
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 600 issued with liquidation preference of $25,000
  per share)................................................  $15,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 1,681,438 shares issued and
  outstanding)..............................................       16,814
Paid in Surplus.............................................   24,466,994
Net Unrealized Appreciation.................................    1,940,382
Accumulated Undistributed Net Investment Income.............       74,068
Accumulated Net Realized Loss...............................   (2,706,586)
                                                              -----------
    Net Assets Applicable to Common Shares..................   23,791,672
                                                              -----------
NET ASSETS..................................................  $38,791,672
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($23,791,672 divided by
  1,681,438 shares outstanding).............................  $     14.15
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $1,041,590
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     125,783
Administrative Fee..........................................      38,702
Preferred Share Maintenance.................................      23,505
Trustees' Fees and Related Expenses.........................      12,729
Legal.......................................................       8,810
Custody.....................................................       3,474
Other.......................................................      49,152
                                                              ----------
    Total Expenses..........................................     262,155
    Less Credits Earned on Cash Balances....................         854
                                                              ----------
    Net Expenses............................................     261,301
                                                              ----------
NET INVESTMENT INCOME.......................................  $  780,289
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $  (99,925)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,274,812
  End of the Period.........................................   1,940,382
                                                              ----------
Net Unrealized Appreciation During the Period...............     665,570
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  565,645
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,345,934
                                                              ==========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $   780,289         $ 1,796,194
Net Realized Loss..................................       (99,925)           (799,416)
Net Unrealized Appreciation During the Period......       665,570             672,656
                                                      -----------         -----------
Change in Net Assets from Operations...............     1,345,934           1,669,434
                                                      -----------         -----------

Distributions from Net Investment Income:
  Common Shares....................................      (595,166)         (1,270,775)
  Preferred Shares.................................      (280,984)           (585,458)
                                                      -----------         -----------
Total Distributions................................      (876,150)         (1,856,233)
                                                      -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................       469,784            (186,799)
NET ASSETS:
Beginning of the Period............................    38,321,888          38,508,687
                                                      -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $74,068
  and $169,929, respectively)......................   $38,791,672         $38,321,888
                                                      ===========         ===========

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,    -----------------
                                                           2001        2000      1999
                                                        ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)..........    $13.87     $  13.98   $15.72
                                                          ------     --------   ------
  Net Investment Income...............................       .46         1.07     1.00
  Net Realized and Unrealized Gain/Loss...............       .34         (.08)   (1.75)
                                                          ------     --------   ------
Total from Investment Operations......................       .80          .99     (.75)
                                                          ------     --------   ------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.......................       .35          .75      .71
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................       .17          .35      .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.......................       -0-          -0-      -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders..........................       -0-          -0-      -0-
                                                          ------     --------   ------
Total Distributions...................................       .52         1.10      .99
                                                          ------     --------   ------
NET ASSET VALUE, END OF THE PERIOD....................    $14.15     $  13.87   $13.98
                                                          ======     ========   ======

Market Price Per Share at End of the Period...........    $13.30     $12.0625   $12.25
Total Investment Return at Market Price (b)...........    13.27%**      4.64%   -7.52%
Total Return at Net Asset Value (c)...................     4.57%**      4.74%   -6.80%
Net Assets at End of the Period (In millions).........    $ 38.8     $   38.3   $ 38.5
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares*......................................     2.20%        2.11%    2.06%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d).....................     4.19%        5.17%    4.74%
Portfolio Turnover....................................       14%**        20%      17%
 * Ratio of Expenses to Average Net Assets Including
   Preferred Shares...................................     1.35%        1.29%     1.29
** Non-annualized

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.417 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                       APRIL 30, 1993
                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                 OF INVESTMENT
---------------------------------------------------    OPERATIONS) TO
      1998       1997      1996     1995     1994     OCTOBER 31, 1993
----------------------------------------------------------------------
    $  15.16   $  14.48   $14.32   $12.36   $ 15.60       $ 14.58
    --------   --------   ------   ------   -------       -------
         .99        .99     1.00      .98      1.01           .38
         .56        .64      .09     2.02     (3.25)          .95
    --------   --------   ------   ------   -------       -------
        1.55       1.63     1.09     3.00     (2.24)         1.33
    --------   --------   ------   ------   -------       -------
         .70        .66      .64      .71       .77           .25
         .29        .29      .29      .33       .22           .06
         -0-        -0-      -0-      -0-       .01           -0-
         -0-        -0-      -0-      -0-       -0-           -0-
    --------   --------   ------   ------   -------       -------
         .99        .95      .93     1.04      1.00           .31
    --------   --------   ------   ------   -------       -------
    $  15.72   $  15.16   $14.48   $14.32   $ 12.36       $ 15.60
    ========   ========   ======   ======   =======       =======

    $13.9375   $12.9375   $11.75   $11.75   $11.125       $14.875
      13.24%     16.19%    5.55%   12.04%   -20.59%          .89%**
       8.47%      9.51%    5.74%   22.18%   -16.26%         5.75%**
    $   41.4   $   40.5   $ 39.3   $ 39.1   $  35.8       $  41.2
       2.12%      2.23%    2.29%    2.39%     2.20%         2.13%
       4.51%      4.78%    4.95%    4.89%     5.57%         4.19%
         18%        17%      41%      45%       56%           17%**
       1.34%      1.39%    1.41%    1.44%     1.35%         1.60%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Ohio Value Municipal Income Trust (the "Trust") is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and Ohio income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in Ohio municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. As of April 30, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $17,938.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $2,566,141 which will expire between October 31, 2002 and October 31, 2008.

    At April 30, 2001, for federal income tax purposes the cost of long-term investments is $36,215,329, the aggregate gross unrealized appreciation is $2,020,562 and the aggregate gross unrealized depreciation is $120,700, resulting in net unrealized appreciation on long-term investments of $1,899,862.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended April 30, 2001, the Trust's custody fee was reduced by $854 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $13,900 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $5,651,933 and $5,366,816, respectively.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

4. PREFERRED SHARES

The Trust has outstanding 600 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is generally reset every seven days through an auction process. The rate in effect on April 30, 2001 was 3.73%. During the six months ended April 30, 2001, the rates ranged from 2.99% to 4.95%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in

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the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

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

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN OHIO VALUE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

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